                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE               333-125593                   54-2169477
(State or Other Jurisdiction    (Commission                   54-2169478
       Incorporation)           File Number)                  54-2169479
                                                              54-2169480
                                                              54-6658774
                                                           (I.R.S. Employer
                                                         Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

     On November 30, 2005, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of November 1, 2005, by and among the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"), U.S. Bank National Association, as trustee of the Trust (the "Trustee") and LaSalle Bank National Association, as paying agent
(the "Paying Agent") and certificate registrar, providing for the Company's
Commercial Mortgage Pass-Through Certificate, Series 2005 HQ7. The Pooling and
Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

           (a)   Financial Statements of Business Acquired
                 Not applicable.

           (b)   Pro Forma Financial Information Not
                 applicable.

           (c)   Exhibits:

Exhibit No.    Description
-----------    -----------
99.1           Pooling and Servicing Agreement, dated as of November 1, 2005, by and among the Company, the Master Servicers, the Special
               Servicer, the Trustee and the Paying Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 13, 2005

MORGAN STANLEY CAPITAL I INC.

By:  /s/ Warren H. Friend
    -------------------------------------------------
    Name: Warren H. Friend
    Title: Vice President